                                                                 EXHIBIT 10(21)

                              EMPLOYMENT AGREEMENT

      This Employment Agreement ("Agreement") is entered into as of May 4, 1998, by and between Harrah's Operating Company, Inc. and/or one or more of its subsidiaries ("Company") and Gary W. Loveman ("Executive").

      The Company and the Executive agree as follows:

      1. Employment. The Company hereby employs the Executive as VP and COO.

      2. Duties. During the term of this Agreement ("Active Employment"), the Executive shall devote substantially all of his working time, energies, and skills to the benefit of the Company's business. The Executive agrees to serve the Company diligently and to the best of his ability, and to follow the policies and directions of the Company.

      3. Compensation. The Executive's compensation and benefits during his Active Employment shall be as follows:

            (a) Base Salary. The Company shall pay the Executive a base salary ("Base Salary") of $500,000 per year, which will be reviewed annually by the Company during the term of this Agreement in accordance with its compensation practices regarding senior executives and which shall not be reduced during the Executive's Active Employment without his written consent. The Executive's Base Salary shall be paid biweekly in accordance with the Company's normal payroll schedule. All payments shall be subject to the Executive's chosen benefit deductions and the deduction of payroll taxes and similar assessments as required by law.

            (b) Bonus. In addition to the Base Salary, the Executive shall be eligible for an annual bonus, as described in the attached Addendum.

      4. Insurance and Benefits. The Executive will be eligible to participate in each employee benefit plan and receive each executive benefit that the Company provides for its senior executives, in accordance with the applicable plan rules, except as provided herein or in the Addendum to this Agreement.

      5. Term. The term of this Agreement shall be for three (3) years, beginning May 4, 1998, and ending May 3, 2001.

      6. No Cause Termination/Non-Renewal of Agreement. The Company may terminate the Executive's Active Employment at any time without cause upon thirty (30) days' prior written notice ("no cause termination"). The Company also, in its sole discretion, may elect not to renew this Agreement upon its expiration ("non-renewal of Agreement"). In the event of such termination or non-renewal by the Company, the Executive shall remain an employee of the Company and shall be entitled only to the salary and benefits set forth below, unless otherwise specified in this Agreement.


Benefit                             Termination Date
-------                             ----------------
Base Salary (rate as of             12 months (52 weeks) ("Salary
Separation Date)                    Continuation Period") from last day
                                    worked ("Separation Date").

PTO and Service Credit              Separation Date.

Use of Credit Cards                 Separation Date.

Bonus--Payment and Eligibility      (i) Eligible for prior year bonus if
                                    termi-nated during payment year but prior to
                                    payment; (ii) eligible for prorated bonus
                                    for current year if in job for more than 6
                                    months and termination occurs after June 30;
                                    (iii) not eligible for bonus for year
                                    following termination year.

Group Health and Life               End of Salary Continuation Period.
Insurance                           18-month COBRA rights period for
                                    health insurance will commence on
                                    Separation Date.



Benefit                             Termination Date
-------                             ----------------

Retaining Existing Stock            See attached Addendum and Matrix.
Options for Vesting and Other
Rights

Eligibility for New                 Separation Date.
Restricted Stock or New Stock
Options

TARSAP                              See attached Addendum and Matrix.

Use of Financial Counseling         End of Salary Continuation Period.
per Plan Provisions                 The maximum remaining benefit shall
                                    be annual benefit remaining as of
                                    Separation Date.

Savings and Retirement Plan         End of year of Separation Date.
Deduction (Active
Participation)

Executive Deferred                  End of year of Separation Date. Distribution
Compensation Plan/Deferred          will commence after Salary Continuation
Compensation Plan (Active           Period, in accordance with previously made
Participation)                      elections, and at the termination rate
                                    unless the Executive qualifies for the
                                    retirement rate. 3X death benefit provision
                                    waived for death after Separation Date. EDCP
                                    and other deferred compensation balances
                                    will continue to be protected by
                                    then-existing Escrow Agreement subject to
                                    all terms and conditions thereof.


      Subject to the provisions of Paragraph 12, below, nothing herein shall be construed as limiting the Executive's right to take other employment or engage in self-employment following his termination pursuant to this Paragraph 6, without adversely affecting his rights under this same Paragraph.

      7. Death of Executive. Upon the death of the Executive during his Active Employment, his salary and all rights and benefits hereunder will terminate, and his estate and beneficiary(ies) will receive the benefits to which they are entitled under the terms of the Company's benefit plans and programs by reason of a participant's death during employment, including the 3X death benefit provided by the EDCP (applies only if death during Active Employment) and the applicable rights and benefits under the Company's stock plans. If the Executive dies during the Salary Continuation Period, all of the provisions of the previous sentence apply except that the remaining salary continuation will be paid in a lump sum to the Executive's estate.

      8. Termination by Company for Cause. The Company shall have the right to terminate the Executive's Active Employment for cause. All salary and benefits shall cease, except COBRA rights and as otherwise provided in applicable benefit plans. Termination for cause shall be effective immediately upon notice received by the Executive. For purposes of this Agreement, the term "cause" shall mean and be strictly limited to: (i) conviction of any crime that materially discredits the Company or is materially detrimental to the reputation or goodwill of the Company; (ii) commission of any material act of fraud or dishonesty against the Company, or commission of an immoral or unethical act that materially reflects negatively on the Company, or engaging in willful misconduct; provided that the Executive shall first be provided with written notice of the claim against him under this provision (ii) and with an opportunity to contest said claim before the Board of Directors of the Company (excluding the Executive); or (iii) material breach of the Executive's obligations under Paragraph 2. of this Agreement, as so determined by the Board of Directors (excluding the Executive), after (x) the Executive has received notice of the breach and has failed to cure same within 10 business days thereafter, and (y) the Executive has had an opportunity to appear and contest said claim before said Board of Directors.

      9. Voluntary Termination/Notice Period. The Executive may terminate this Agreement voluntarily at any time and for any or no reason during its term upon thirty (30) days' prior written notice to the Company, except as specified in this paragraph. If the Executive is going to work or act in competition with the Company as described in Paragraph 12. of this Agreement, the Executive must give the Company six (6) months' prior written notice of his intention to do so. The written notice provided by the Executive shall specify the last day to be worked by the Executive ("Separation Date"), which Separation Date must be at least thirty (30) days or six (6) months (as appropriate) after the date the notice is received by the Company. Unless otherwise specified herein, or in a writing executed by both parties, the Executive shall not receive any of the benefits provided in this Agreement after the Separation Date set forth in his written notice.

      10. Change in Control. If a Change in Control, as defined in the Executive's Severance Agreement, occurs during the Executive's Active Employment, and if the Severance Agreement is in force when the Change in Control occurs, then the Severance Agreement supersedes and replaces this Agreement, except that the documents attached to and made part of this Agreement (the Addendum to Employment Agreement, the Matrix captioned "Extended Vesting/Exercisability", and the document entitled "Gary Loveman-TARSAP) shall remain in full force and effect except to the extent the Severance Agreement provides greater benefits. If, prior to a Change in Control (as defined above), the Executive's Active Employment has been terminated for any reason by either party or this Agreement is not renewed by the Company, then the Executive's Severance Agreement terminates automatically.

      11. Disability. If the Executive becomes disabled prior to the termination of his Active Employment or the non-renewal of this Agreement, he will be entitled to apply at his option for the Company's long-term disability benefits. If he is accepted for such benefits, then the terms and provisions of the Company's benefit plans and the programs (including the EDCP and the Company's Stock Option and Restricted Stock Plans) that are applicable in the event of such disability of an employee shall apply in lieu of the salary and benefits under this Agreement, except that the Escrow Agreement (if then in force) and his indemnification agreement will continue in force (the Escrow Agreement will be subject to amendment or termination in accordance with its terms). If the Executive is disabled so that he cannot perform his duties (as determined by the Human Resources Committee (HRC), and if he does not apply for long-term disability benefits or is not accepted for such benefits, then the Company may terminate his duties under this Agreement. In such event, he will receive twelve months salary continuation, together with all other benefits, and during such period of salary continuation any stock options and restricted stock grants then in existence will continue in force for vesting purposes. However, during such period of salary continuation for disability, Executive will not be eligible to participate in the annual bonus plan, nor will he be eligible to receive stock option or restricted stock grants or any other long-term incentive awards except to the extent approved by the HRC.

      If the Executive becomes disabled during the Salary Continuation Period, he will be entitled only to the salary and benefits described in Paragraph 6., above, for the period set forth in that paragraph.

      12. Non-competition.

            (a) Non-competition. During the Executive's Active Employment, and during the Salary Continuation Period described in Paragraph 6., above, the
Executive:

                  (i) shall not engage in any activity, whether as employer, proprietor, partner, stockholder (other than the holder of less than 5% of the stock of a corporation the securities of which are traded on a national securities exchange or in the over-the-counter market), director, officer, employee, consultant or otherwise, in competition with (x) the casino, casino/hotel and/or casino resort businesses conducted at the date hereof by the Company or any subsidiary or affiliate ("Company" for purposes of this Paragraph 12.) or (y) any casino, casino/hotel and/or casino resort business in which the Company is substantially engaged at any time during the Active Employment period;

                  (ii) shall not solicit, in competition with the Company, any person who is a customer of the businesses conducted by the Company at the date hereof or of any business in which the Company is substantially engaged at any time during the term of this Agreement.

            (b) Scope of Covenants; Remedies. The following provisions shall apply to the covenants of the Executive contained in this Paragraph 12.:

                  (i) the covenants contained in paragraphs (i) and (ii) of Paragraph 12.(a) shall apply within the United States, Canada and Mexico, plus any territories in which Company is actively engaged in the conduct of business while the Executive is employed under this Agreement, including, without limitation, the territories in which customers are then being solicited;

                  (ii) without limiting the right of the Company to pursue all other legal and equitable remedies available for violation by the Executive of the covenants contained in this Paragraph 12., it is expressly agreed by the Executive and the Company that such other remedies cannot fully compensate the Company for any such violation and that the Company shall be entitled to injunctive relief to prevent any such violation or any continuing violation thereof;

                  (iii) each party intends and agrees that if, in any action before any court or agency legally empowered to enforce the covenants contained in this Paragraph 12., any term, restriction, covenant or promise contained therein is found to be unreasonable and accordingly unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency; and

                  (iv) the covenants contained in this Paragraph 12. shall survive the conclusion of Executive's employment with the Company.

      13. Post Employment Cooperation. Upon the termination of his Active Employment, the Executive will cooperate with, and provide information to, the Company in assuring an orderly transition of all matters being handled by him. Upon the Company providing reasonable notice to him, he will also appear as a witness at the Company's request and/or assist the Company in any litigation, bankruptcy or similar matter in which the Company or any affiliate thereof is a party; provided that the Company will defray any approved out-of-pocket expenses incurred by him in connection with any such appearance and that, if the Executive is no longer receiving salary from the Company, the Company will compensate the Executive for all time spent, at the rate of compensation of (i) his then current employment or (ii) his Base

Salary on the Separation Date/Agreement expiration date, whichever is higher. The Company agrees further to indemnify him as prescribed in his Indemnification Agreement and Article TENTH of the Certificate of Incorporation of Harrah's Entertainment, Inc., as amended, filed on November 2, 1989, in the Office of the Secretary of State of the State of Delaware and recorded in Book 935, Page 780, et seq.

      14. Release. Upon the termination of the Executive's Active Employment, and in consideration of the receipt of the salary and benefits described in this Agreement, except for claims arising from the covenants, agreements, and undertakings of the Company as set forth herein and except as prohibited by statutory language, the Executive forever and unconditionally waives, and releases Harrah's Entertainment, Inc., Harrah's Operating Company, Inc., their subsidiaries and affiliates, and their officers, directors, agents, benefit plan trustees, and employees ("Released Parties") from any and all claims, whether known or unknown, and regardless of type, cause or nature, including but not limited to claims arising under all salary, vacation, insurance, bonus, stock, and all other benefit plans, and all state and federal anti-discrimination, civil rights and human rights laws, ordinances and statutes, including Title VII of the Civil Rights Act of 1964 and the Age Discrimination in Employment Act, concerning his employment with Harrah's Operating Company, Inc., its subsidiaries and affiliates, and the cessation of that employment.

      15. General Provisions.

            (a) Notices. Any notice to be given hereunder by either party to the other may be effected by personal delivery, in writing, or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses set forth below, but each party may change his or its address by written notice in accordance with this Paragraph 15.(a). Notices shall be deemed communicated as of the actual receipt or refusal of receipt.

            If to Executive:        ---------------------------
                                    ---------------------------
                                    ---------------------------

            If to Company:          Harrah's Operating Company, Inc.
                                    1023 Cherry Rd.
                                    Memphis, TN 38117
                                    Attn: General Counsel

            (b) Partial Invalidity. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provision shall, nevertheless, continue in full force and without being impaired or invalidated in any way.

            (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to its conflict of laws provisions.

            (d) No Conflicting Agreement. By signing this Agreement, Executive warrants that he is not a party to any restrictive covenant, agreement or contract which limits the performance of his duties and responsibilities under this Agreement or under which such performance would constitute a breach.

            (e) Headings. The Section, paragraph, and subparagraph headings are for convenience or reference only and shall not define or limit the provisions hereof.

            (f) Amendments. Any amendments to this Agreement must be in writing and signed by both parties.

            (g) Binding Agreement. This Agreement is binding on the parties and their heirs, successors and assigns.

            (h) Survival of Provisions. The provisions of this Agreement shall survive any termination thereof if so provided herein and if necessary or desirable fully to accomplish the purposes of such provisions, including without limitation the rights and obligations of the Executive under Paragraphs 6, 12, 13, and 14 hereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    Harrah's Operating Company, Inc.


                                    By:   /s/ Philip G. Satre
                                          ---------------------------
                                          Philip G. Satre
                                          Chairman, President
                                          and Chief Executive Officer


                                    /s/ Gary W. Loveman
                                    ------------------------
                                    Gary W. Loveman
                                    Executive

                        ADDENDUM TO EMPLOYMENT AGREEMENT

      This Addendum to Employment Agreement ("Addendum") is entered into as of May 4, 1998, by and between Harrah's Operating Company, Inc. and/or one or more of its subsidiaries ("Company") and Gary W. Loveman ("Executive").

      The Company and the Executive agree to add the provisions set forth below to the Employment Agreement between the parties also entered into as of May 4, 1998.

      1. Management Bonus. As a salary grade 35 employee, the Executive will have a target bonus of 60%, with a maximum of 120%, in accordance with the provisions of the management bonus plan. For 1998, the Executive will receive a pro-rated bonus based on his hire date, if a bonus is paid.

      2. TARSAP. An award of 75,000 restricted shares for the Executive was approved by the Human Resources Committee ("HRC") at its April 30, 1998, meeting. Vesting will be identical to vesting for previous TARSAP grants under the TARSAP program, except that for 3/1/99, the vesting will be 2/3 of any achieved performance vesting percentage. For annual performance vesting thereafter, the incremental target will be 30%, similar to other participants. See attached Matrix dated 4/30/98 and the document entitled "Gary Loveman-TARSAP," which are made a part of this Addendum, for provisions regarding extended vesting and exercisability of TARSAP shares.

      3. Stock Options. An award of 175,000 stock options for the Executive was approved by the HRC at its April 30, 1998, meeting. The exercise price of all such options will be $26.125 per share. The vesting schedule will be: 33,500 shares (1/1/99); 50,000 shares (1/1/00); 50,000 shares (1/1/01); and 41,500 shares (1/1/02). See attached Matrix dated 4/30/98, which is made a part of this Addendum, for provisions regarding extended vesting and exercisability of the award of stock options described above. Provisions regarding extended vesting and exercisability of any further award of stock options and/or restricted stock, if made, will be the same as those applying to other Executives with Employment Agreements, which provisions are detailed in Paragraph 6 of those Agreements.

      4. Temporary Housing and Commuting. During the term of the Agreement, the Company will provide to the Executive an apartment in Memphis. To the extent that said provision of housing constitutes taxable income to the Executive, the Company will pay him an amount equal to (a) the tax on the cost of the housing, plus (b) the tax on the amount described in (a), plus the tax on any payments described in (b), so that the Executive will be held harmless from any taxes due on the provision of housing. The Company also will reimburse the Executive for reasonable weekend commuting expenses to/from Boston. It is understood that this reimbursement is not taxable to the Executive.

      In Witness Whereof, the parties have executed this Addendum as of the date first written above.

                                          Harrah's Operating Company, Inc.


                                          By:   /s/ Philip G. Satre
                                                -----------------------
                                                Chairman, President and
                                                Chief Executive Officer


                                          /s/ Gary W. Loveman
                                          ----------------------------
                                          Gary W. Loveman
                                          Executive

                                                                         4/30/98
                                Gary W. Loveman
                        Extended Vesting/Exercisability

                                         ----------------------------------------------------------------------------------------
                                                                    Years of Active Employment
                                         ----------------------------------------------------------------------------------------
Event                  Benefit Plan      Less Than Two Years             Two-Three Years              Three Years +
-------------------    ------------     ----------------------------     --------------------------   ---------------------------
                       Stock             No further vesting              Next annual vesting          Next annual vesting
                       Options

                                          No further                     1 year to exercise after     2 years to exercise after
                                          exercisability                 termination                  termination
Resigns
                       ------------     ----------------------------     --------------------------   ---------------------------
                       TARSAP            No further vesting              Next vesting at CEO and      Next vesting at CEO and HRC
                                                                         HRC discretion               discretion
-------------------    ------------     ----------------------------     --------------------------   ---------------------------
Termination            Stock             Next annual vesting             Next annual vesting          Next annual vesting
Without Cause          Options
                                         1 year to exercise              1 year to exercise after     2 years to exercise after
                                         after termination               termination                  termination
                       ------------     ----------------------------     --------------------------   ---------------------------
                       TARSAP            Next performance vesting at     Next vesting at CEO and      Next vesting at CEO and HRC
                                         CEO and HRC discretion          HRC discretion               discretion
-------------------    ------------     ----------------------------     --------------------------   ---------------------------
Resigns, Then Change                     No further vesting              Next annual vesting          Next annual vesting is
in Control Within      Stock                                             is accelerated upon Change   accelerated upon Change in
One Year               Options                                           in Control                   Control
                                         No further exercisability
                                                                         1 year to exercise after     2 years to exercise after
                                                                         termination unless cashed    termination unless cashed
                                                                         out per merger               out per merger
                       ------------     ----------------------------     --------------------------   ---------------------------
                       TARSAP            No further vesting              Next vesting accelerated     Next vesting accelerated at
                                                                         at CEO and HRC discretion    CEO and HRC discretion
-------------------    ------------     ----------------------------     --------------------------   ---------------------------




Termination                       Accelerated vesting of          Accelerated vesting of        Accelerated vesting of
Without Cause,   Stock            all remaining options           all remaining options upon    all remaining options upon
Then Change in   Options          upon Change in Control          Change in Control             Change in Control
Control Within
One Year                          1 year to exercise              1 year to exercise            2 years to exercise
                                  after termination unless        after termination unless      after termination unless
                                  cashed out per merger           cashed out per merger         cashed out per merger
                 -----------      ------------------------        --------------------------    --------------------------
                 TARSAP           Accelerated vesting of          Accelerated vesting of        Accelerated vesting of all
                                  all remaining shares            all remaining shares upon     remaining shares upon
                                  upon Change in Control          Change in Control             Change in Control
--------------   -----------      ------------------------        --------------------------    --------------------------
      *          Stock            50% vesting of                  50% vesting of                50% vesting of
                 Options          remaining shares                remaining shares              remaining shares

                                  1 year for estate to            1 year for estate to          1 year for estate to
Death                             exercise after death            exercise after death          exercise after death
                 -----------      ------------------------        --------------------------    --------------------------
                 TARSAP           No acceleration or              No acceleration or            No acceleration or
                                  further vesting                 further vesting               further vesting
--------------   -----------      ------------------------        --------------------------    --------------------------
      *
                 Stock            50% vesting of                  50% vesting of                50% vesting of
                 Options          remaining shares                remaining shares              remaining shares
Disability
Under                             1 year to exercise              1 year to exercise            1 year to exercise
LTD                               after disability                after disability              after disability
plan
                 -----------      ------------------------        --------------------------    --------------------------
                 TARSAP           No acceleration or              No acceleration or            No acceleration or
                                  further vesting                 further vesting               further vesting
                 -----------      ------------------------        --------------------------    --------------------------


--------------   -----------      ------------------------        --------------------------    --------------------------
                                  Continued vesting               Continued vesting             Continued vesting
Disability As    Stock            during 1 year salary            during 1 year salary          during 1 year salary
Determined       Options          continuation                    continuation                  continuation
by HRC (not
under LTD)                        Exercisable during              Exercisable during            Exercisable during
                                  1 year salary                   1 year salary                 1 year salary
                                  continuation                    continuation                  continuation
                 -----------      ------------------------        --------------------------    --------------------------
                 TARSAP           Continued vesting               Continued vesting             Continued vesting
                                  during 1 year salary            during 1 year salary          during 1 year salary
                                  continuation                    continuation                  continuation
--------------   -----------      ------------------------        --------------------------    --------------------------

* These rights are the same as currently provided under the Stock Option plan and TARSAP program.

                                                                       Corrected

                            Gary Loveman - TARSAP


            Gary Loveman                      Others
Year        Vesting Percentage            Vesting Percentage      Vest Date
------      -------------------           ------------------      ---------
1998              13.4                            20                3/1/99
                  20.0                            30
                  26.8                            40


1999              43.4                            50                3/1/00
                  50.0                            60
                  56.8                            70

2000              73.4                            80                3/1/01
                  80.0                            90
                  86.8                           100


2001              100                            100                1/1/02
